                                                              Exhibit 99.3

                                     CONSENT

         I hereby consent to being named in the Registration Statement on Form
S-11 (No. 333-114675) filed by NorthStar Realty Finance Corp. ("NorthStar
Realty") and any amendments thereto as a person who will become a director of
NorthStar Realty.

         Dated: June 16, 2004

                                                 /s/ Preston Butcher
                                               -----------------------
                                                      (Signature)

                                                     Preston Butcher
                                               -----------------------
                                                          (Name)